Exhibit 99.1

Infinera Corporation Reports Third Quarter 2014 Financial Results

Sunnyvale, Calif., - October 22, 2014 - Infinera Corporation (NASDAQ: INFN), provider of Intelligent Transport Networks, today released financial results for the third quarter of 2014 ended September 27, 2014.

GAAP revenue for the quarter was $173.6 million compared to $165.4 million in the second quarter of 2014 and $142.0 million in the third quarter of 2013. GAAP gross margin for the quarter was 43.4% compared to 42.5% in the second quarter of 2014 and 48.1% in the third quarter of 2013. GAAP operating margin for the quarter was 4.3% compared to 4.9% in the second quarter of 2014 and 4.5% in the third quarter of 2013.

GAAP net income for the quarter was $4.8 million, or $0.04 per diluted share, compared to net income of $4.8 million, or $0.04 per diluted share, in the second quarter of 2014, and net income of $3.3 million, or $0.03 per diluted share, in the third quarter of 2013.

Non-GAAP gross margin for the quarter was 44.2% compared to 43.3% in the second quarter of 2014 and 49.2% in the third quarter of 2013. Non-GAAP operating margin for the quarter was 8.6% compared to 9.0% in the second quarter of 2014 and 9.9% in the third quarter of 2013.

Non-GAAP net income for the quarter was $14.2 million, or $0.11 per diluted share, compared to net income of $13.5 million, or $0.11 per diluted share, in the second quarter of 2014, and net income of $12.8 million, or $0.10 per diluted share, in the third quarter of 2013.

These non-GAAP measures exclude non-cash stock-based compensation expenses and the amortization of debt discount on Infinera’s convertible senior notes. A further explanation of the use of non-GAAP financial information and a reconciliation of the non-GAAP financial measures to the GAAP equivalents can be found at the end of this release.

“I’m pleased that we continue to achieve significant revenue growth while expanding our gross margin and profit levels,” said Tom Fallon, Infinera’s Chief Executive Officer. “Our business outlook remains positive as we’ve strengthened our product portfolio with the introduction of the Cloud Xpress while enhancing our market leading DTN-X. I believe Infinera has never been better positioned as we continue to deliver what we believe are the right products at the right time.”

Conference Call Information
Infinera will host a conference call for analysts and investors to discuss its third quarter of 2014 results and its outlook for the fourth quarter of 2014 today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the Investor Relations’ section of Infinera’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 90 days. To hear the replay, parties in the United States and Canada should call 1-888-562-5415. International parties can access the replay at 1-203-369-3763.

Contacts:
Media and Analysts: Anna Vue	Investors: Bob Jones
Tel. +1 (916) 595-8157	Tel. +1 (408) 543-8140
avue@infinera.com	bjones@infinera.com

About Infinera
Infinera provides Intelligent Transport Networks to help carriers exploit the increasing demand for cloud-based services and data center connectivity as they advance into the Terabit Era. With solutions from Infinera, network operators may easily deploy high-capacity transport networks across the metro and around the world. Infinera is unique in its use of breakthrough semiconductor technology to deliver large scale Photonic Integrated Circuit (PICs) and the application of PICs to vertically integrated optical networking solutions. www.infinera.com.

Forward-Looking Statements
This press release contains certain forward-looking statements based on current expectations, forecasts and assumptions that involve risks and uncertainties. These statements are based on information available to Infinera as of the date hereof and actual results could differ materially from those stated or implied due to risks and uncertainties. Forward-looking statements include statements regarding Infinera’s expectations, beliefs, intentions or strategies including statements regarding Infinera’s expectations for its business outlook; belief that Infinera has never been better positioned; and ability to deliver the right products at the right time. Such forward-looking statements can be identified by forward-looking words such as "anticipated," "believed," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. The risks and uncertainties that could cause Infinera’s results to differ materially from those expressed or implied by such forward-looking statements include aggressive business tactics by Infinera’s competitors; delays in the development and introduction of Infinera’s products and market acceptance of these products; the effect of changes in product pricing or mix, and/or increases in component costs could have on Infinera’s gross margin; Infinera’s reliance on single-source suppliers; Infinera’s ability to protect Infinera’s intellectual property; claims by others that Infinera infringes their intellectual property; war, terrorism, public health issues, natural disasters, and other circumstances that could disrupt supply, delivery or demand of products; Infinera’s ability to respond to rapid technological changes; and other risks detailed in Infinera’s SEC filings from time to time. More information on potential factors that may impact Infinera’s business are set forth in its Quarterly Report on Form 10-Q for the quarter ended June 28, 2014 and filed with the SEC on August 1, 2014, as well as subsequent reports filed with or furnished to the SEC from time to time. These reports are available on Infinera’s website at www.infinera.com and the SEC’s website at www.sec.gov. Infinera assumes no obligation to, and does not currently intend to, update any such forward-looking statements.

Use of Non-GAAP Financial Information
In addition to disclosing financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP measures that exclude non-cash stock-based compensation expenses and amortization of debt discount on Infinera’s convertible senior notes. Infinera believes these adjustments are appropriate to enhance an overall understanding of its underlying financial performance and also its prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for its planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income (loss), basic and diluted net income (loss) per share, or gross margin prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations. For a description of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measures, please see the section titled, “GAAP to Non-GAAP Reconciliations.” Infinera anticipates disclosing forward-looking non-GAAP information in its conference call to discuss its third quarter results, including an estimate of non-GAAP earnings for the fourth quarter of 2014 that excludes non-cash stock-based compensation expenses and amortization of debt discount on Infinera’s convertible senior notes.

A copy of this press release can be found on the Investor Relations’ page of Infinera’s website at www.infinera.com.

Infinera and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation
GAAP Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 27, 2014	September 28, 2013	September 27, 2014	September 28, 2013
Revenue:
Product	$147,178	$121,332	$413,784	$350,322
Services	26,381	20,688	67,989	54,708
Total revenue	173,559	142,020	481,773	405,030
Cost of revenue:
Cost of product	86,703	66,685	251,047	222,330
Cost of services	11,554	6,964	26,765	19,973
Total cost of revenue	98,257	73,649	277,812	242,303
Gross profit	75,302	68,371	203,961	162,727
Operating expenses:
Research and development	35,051	32,528	96,135	93,935
Sales and marketing	20,794	17,720	56,738	52,921
General and administrative	11,977	11,678	36,612	32,976
Total operating expenses	67,822	61,926	189,485	179,832
Income (loss) from operations	7,480	6,445	14,476	(17,105)
Other income (expense), net:
Interest income	373	232	1,046	636
Interest expense	(2,781)	(2,578)	(8,186)	(3,427)
Other gain (loss), net	(24)	(444)	(1,017)	(805)
Total other income (expense), net	(2,432)	(2,790)	(8,157)	(3,596)
Income (loss) before income taxes	5,048	3,655	6,319	(20,701)
Provision for income taxes	205	308	1,070	1,240
Net income (loss)	$4,843	$3,347	$5,249	$(21,941)
Net income (loss) per common share:
Basic	$0.04	$0.03	$0.04	$(0.19)
Diluted	$0.04	$0.03	$0.04	$(0.19)
Weighted average shares used in computing net income (loss) per common share:
Basic	124,378	118,740	122,953	116,653
Diluted	128,964	124,679	127,062	116,653

Infinera Corporation
GAAP to Non-GAAP Reconciliations
(In thousands, except percentages and per share data)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 27, 2014	June 28, 2014	September 28, 2013	September 27, 2014	September 28, 2013
Reconciliation of Gross Profit:
U.S. GAAP as reported	$75,302	$70,253	$68,371	$203,961	$162,727
Stock-based compensation(1)	1,491	1,360	1,549	4,135	5,801
Non-GAAP as adjusted	$76,793	$71,613	$69,920	$208,096	$168,528
Reconciliation of Gross Margin:
U.S. GAAP as reported	43.4%	42.5%	48.1%	42.3%	40.2%
Stock-based compensation(1)	0.8%	0.8%	1.1%	0.9%	1.4%
Non-GAAP as adjusted	44.2%	43.3%	49.2%	43.2%	41.6%
Reconciliation of Income (Loss) from Operations:
U.S. GAAP as reported	$7,480	$8,052	$6,445	$14,476	$(17,105)
Stock-based compensation(1)	7,371	6,804	7,643	20,847	23,802
Non-GAAP as adjusted	$14,851	$14,856	$14,088	$35,323	$6,697
Reconciliation of Operating Margin:
U.S. GAAP as reported	4.3%	4.9%	4.5%	3.0%	(4.2)%
Stock-based compensation(1)	4.3%	4.1%	5.4%	4.3%	5.9%
Non-GAAP as adjusted	8.6%	9.0%	9.9%	7.3%	1.7%
Reconciliation of Net Income (Loss):
U.S. GAAP as reported	$4,843	$4,780	$3,347	$5,249	$(21,941)
Stock-based compensation(1)	7,371	6,804	7,643	20,847	23,802
Amortization of debt discount(2)	1,956	1,908	1,770	5,724	2,350
Non-GAAP as adjusted	$14,170	$13,492	$12,760	$31,820	$4,211
Net Income (Loss) per Common Share - Basic:
U.S. GAAP as reported	$0.04	$0.04	$0.03	$0.04	$(0.19)
Non-GAAP as adjusted	$0.11	$0.11	$0.11	$0.26	$0.04
Net Income (Loss) per Common Share - Diluted:
U.S. GAAP as reported	$0.04	$0.04	$0.03	$0.04	$(0.19)
Non-GAAP as adjusted	$0.11	$0.11	$0.10	$0.25	$0.03
Weighted average shares used in computing net income (loss) per common share - U.S. GAAP:
Basic	124,378	123,128	118,740	122,953	116,653
Diluted	128,964	126,758	124,679	127,062	116,653
Weighted average shares used in computing net income (loss) per common share - Non-GAAP:
Basic	124,378	123,128	118,740	122,953	116,653
Diluted	128,964	126,758	124,679	127,062	121,178

_____________________________

(1)
Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation effective January 1, 2006. The following table summarizes the effects of stock-based compensation related to employees and non-employees (in thousands):

	Three Months Ended			Nine Months Ended
	September 27, 2014	June 28, 2014	September 28, 2013	September 27, 2014	September 28, 2013
Cost of revenue	$492	$477	$422	$1,421	$1,382
Research and development	2,270	2,080	2,434	6,488	8,175
Sales and marketing	1,982	1,815	1,853	5,517	5,659
General and administration	1,628	1,549	1,807	4,707	4,167
	6,372	5,921	6,516	18,133	19,383
Cost of revenue - amortization from balance sheet*	999	883	1,127	2,714	4,419
Total stock-based compensation expense	$7,371	$6,804	$7,643	$20,847	$23,802

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

(2)
Under GAAP, certain convertible debt instruments that may be settled in cash on conversion are required to be separately accounted for as liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer’s non-convertible debt borrowing rate. Accordingly, for GAAP purposes, Infinera is required to amortize as a debt discount an amount equal to the fair value of the conversion option that was recorded in equity as interest expense on its $150 million 1.75% convertible debt issuance in May 2013 over the term of the notes. These amounts have been adjusted in arriving at Infinera's non-GAAP results because management believes that this non-cash expense is not indicative of ongoing operating performance and provides a better indication of Infinera's underlying business performance.

Infinera Corporation
Condensed Consolidated Balance Sheets
(In thousands, except par values)
(Unaudited)

	September 27, 2014	December 28, 2013
ASSETS
Current assets:
Cash and cash equivalents	$110,864	$124,330
Short-term investments	206,713	172,660
Accounts receivable, net of allowance for doubtful accounts of $20 in 2014 and $43 in 2013	136,085	100,643
Inventory	130,833	123,685
Prepaid expenses and other current assets	21,714	17,752
Total current assets	606,209	539,070
Property, plant and equipment, net	74,964	79,668
Long-term investments	55,886	64,419
Cost-method investment	14,500	9,000
Long-term restricted cash	4,224	3,904
Other non-current assets	5,309	4,865
Total assets	$761,092	$700,926
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$51,456	$39,843
Accrued expenses	23,593	22,431
Accrued compensation and related benefits	29,632	33,899
Accrued warranty	12,736	12,374
Deferred revenue	24,386	32,402
Total current liabilities	141,803	140,949
Long-term debt, net	114,888	109,164
Accrued warranty, non-current	15,070	10,534
Deferred revenue, non-current	8,633	4,888
Other long-term liabilities	18,741	17,581
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value
Authorized shares - 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value
Authorized shares - 500,000 as of September 27, 2014 and December 28, 2013
Issued and outstanding shares - 125,267 as of September 27, 2014 and 119,887 as of December 28, 2013	125	120
Additional paid-in capital	1,064,723	1,025,661
Accumulated other comprehensive loss	(3,655)	(3,486)
Accumulated deficit	(599,236)	(604,485)
Total stockholders’ equity	461,957	417,810
Total liabilities and stockholders’ equity	$761,092	$700,926

Infinera Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended
	September 27, 2014	September 28, 2013
Cash Flows from Operating Activities:
Net income (loss)	$5,249	$(21,941)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	19,340	18,574
Amortization of debt discount and issuance costs	6,217	2,552
Amortization of premium on investments	2,720	870
Stock-based compensation expense	20,847	23,802
Other loss (gain)	15	(278)
Changes in assets and liabilities:
Accounts receivable	(35,463)	19,805
Inventory	(9,015)	(3,603)
Prepaid expenses and other assets	(4,965)	(6,427)
Accounts payable	11,009	(30,624)
Accrued liabilities and other expenses	657	1,640
Deferred revenue	(4,272)	(1,655)
Accrued warranty	4,898	6,680
Net cash provided by operating activities	17,237	9,395
Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(214,272)	(206,528)
Purchase of cost-method investment	(5,500)	—
Proceeds from sale of available-for-sale investments	17,876	2,850
Proceeds from maturities and calls of investments	168,137	77,143
Purchase of property and equipment	(14,364)	(13,605)
Change in restricted cash	(320)	110
Net cash used in investing activities	(48,443)	(140,030)
Cash Flows from Financing Activities:
Proceeds from issuance of debt, net	—	144,469
Proceeds from issuance of common stock	19,683	21,551
Minimum tax withholding paid on behalf of employees for net share settlement	(1,846)	(1,541)
Net cash provided by financing activities	17,837	164,479
Effect of exchange rate changes on cash	(97)	(881)
Net change in cash and cash equivalents	(13,466)	32,963
Cash and cash equivalents at beginning of period	124,330	104,666
Cash and cash equivalents at end of period	$110,864	$137,629
Supplemental disclosures of cash flow information:
Cash paid for income taxes, net of refunds	$1,056	$1,536
Cash paid for interest	$1,313	$—
Supplemental schedule of non-cash financing activities:
Transfer of inventory to fixed assets	$1,838	$6,672

Infinera Corporation
Supplemental Financial Information
(Unaudited)

	Q4’12	Q1'13	Q2’13	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14
Revenue ($ Mil)	$128.1	$124.6	$138.4	$142.0	$139.1	$142.8	$165.4	$173.6
Gross Margin % (1)	35.9%	35.9%	38.9%	49.2%	41.4%	41.8%	43.3%	44.2%
Revenue Composition:
Domestic %	63%	63%	64%	73%	54%	78%	82%	70%
International %	37%	37%	36%	27%	46%	22%	18%	30%
Customers >10% of Revenue	1	1	—	3	1	2	2	1
Cash Related Information:
Cash from (Used in) Operations ($ Mil)	$8.3	$(21.3)	$17.9	$12.8	$25.8	$(15.4)	$10.3	$22.3
Capital Expenditures ($ Mil)	$3.2	$4.9	$4.5	$4.2	$7.5	$5.6	$4.4	$4.4
Depreciation & Amortization ($ Mil)	$6.4	$6.3	$6.3	$5.9	$6.0	$6.3	$6.5	$6.5
DSO’s	76	82	64	56	66	68	66	71
Inventory Metrics:
Raw Materials ($ Mil)	$13.0	$12.2	$9.8	$12.1	$14.3	$13.2	$11.2	$11.6
Work in Process ($ Mil)	$57.3	$53.1	$41.0	$45.7	$49.2	$47.8	$40.6	$44.4
Finished Goods ($ Mil)	$57.5	$65.7	$70.5	$65.7	$60.2	$65.5	$79.1	$74.8
Total Inventory ($ Mil)	$127.8	$131.0	$121.3	$123.5	$123.7	$126.5	$130.9	$130.8
Inventory Turns (2)	2.6	2.4	2.8	2.3	2.6	2.6	2.9	3.0
Worldwide Headcount	1,242	1,219	1,238	1,296	1,318	1,346	1,396	1,456

(1)	Amounts reflect non-GAAP results. Non-GAAP adjustments include non-cash stock-based compensation expense.

(2)	Infinera calculates non-GAAP inventory turns as annualized non-GAAP cost of revenue before adjustments for non-cash stock-based compensation expense divided by the average inventory for the quarter.